UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2007

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 9, 2007, Lydall, Inc. (the “Company”) issued a press release setting forth the Company’s financial results for the first quarter ended March 31, 2007. Such results have been adjusted to reflect events occurring after the release of preliminary financial results for the first quarter on April 27, 2007. Net income was $1.3 million, or $.08 per diluted share for the quarter ended March 31, 2007, compared to the previously reported net income of $1.8 million, or $0.11 per diluted share. The Quarterly Report on Form 10-Q, filed by the Company on May 9, 2007, reflects these results.

The previously announced financial results were adjusted to reflect additional developments in an ongoing litigation matter involving a former employee of the Company which occurred subsequent to the Company’s preliminary earnings announcement.

In April 2007, the Connecticut Supreme Court upheld certain rulings of a Connecticut state court and overturned others including the award to the Company for compensatory and punitive damages and reimbursement of its attorneys’ fees. Thereafter, the former employee commenced a separate action in the Delaware Chancery Court seeking the advancement of legal fees and expenses incurred on his behalf in defending the Company’s Connecticut state court action aggregating $1.9 million, plus interest. Of this claimed amount, the Company previously advanced $0.8 million to the former employee’s attorney and expensed $1.0 million related to this matter. This action is now pending before the Delaware Chancery Court.

These developments provided additional information related to the estimates previously made with respect to this matter. As a result, the Company recorded an additional $0.8 million (pre-tax) of litigation expense in the quarter ended March 31, 2007 related to this matter. The expense was recorded in corporate office selling, product development and administrative expenses.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished with this report, as set forth below:

Exhibit Number	Exhibit Description
99.1	Press release, dated May 9, 2007, titled “Lydall Adjusts Financial Results for the First Quarter Ended March 31, 2007, for Subsequent Event,” furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

May 9, 2007	By:	/s/ Thomas P. Smith
Thomas P. Smith
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated May 9, 2007, titled “Lydall Adjusts Financial Results for the First Quarter Ended March 31, 2007 for Subsequent Event,” furnished herewith.